UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013 (May 13, 2013)

Nielsen Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street

New York, New York 10004

(646) 654-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2013, Nielsen Holdings N.V. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of May 14, 2013, with certain selling stockholders, including Valcon Acquisition Holding (Luxembourg) S.à r.l. (“Luxco” and, collectively, the “Selling Stockholders”) and J.P. Morgan Securities LLC (the “Representative”, and together with the other underwriters named in Schedule 1 thereto the “Underwriters”) with respect to a registered underwritten public offering of 35,000,000 shares of the Company’s common stock, par value €0.07 per share (the “Common Stock”), at a public offering price of $35.01 per share, to be sold by the Selling Stockholders. The Underwriting Agreement grants the Underwriters a 30-day option to purchase up to an additional 5,250,000 shares of Common Stock from the Selling Stockholders. On May 16, 2013, the Representative notified the Company that they were electing to exercise in full their option to purchase an additional 5,250,000 shares of Common Stock from the Selling Stockholders. The secondary offering was completed on May 17, 2013.

The sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-180192) (the “Registration Statement”), including a prospectus supplement dated May 13, 2013 (the “Prospectus Supplement”) to the prospectus contained therein dated March 19, 2012 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Certain of the Underwriters or their affiliates perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

Item 8.01	Other Events.

In connection with the offering by the Selling Stockholders of the Common Stock, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement, the Base Prospectus and/or the Prospectus Supplement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) the opinion of counsel with respect to the validity of the Common Stock sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 14, 2013, among the Company, the selling stockholders named therein and J.P. Morgan Securities LLC, as representative of the other underwriters named therein

Exhibit 5.1	Opinion of Clifford Chance LLP

Exhibit 23.1	Consent of Clifford Chance LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013

NIELSEN HOLDINGS N.V.

By:	/s/ Harris Black
Name:	Harris Black
Title:	Senior Vice President, General Counsel – Corporate and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 14, 2013, among the Company, the selling stockholders named therein and J.P. Morgan Securities LLC, as representative of the other underwriters named therein

Exhibit 5.1	Opinion of Clifford Chance LLP

Exhibit 23.1	Consent of Clifford Chance LLP (included in Exhibit 5.1)